UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2004

RADISYS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5445 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operations and Financial Condition.
Item 2.05. Costs Associated with Exit or Disposal Activities
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02. Results of Operations and Financial Condition.

     The information in this Item 2.02 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

     On October 28, 2004, RadiSys Corporation issued a press release announcing its results for the fiscal quarter ending September 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1. Additionally, on October 28, 2004, RadiSys Corporation held a conference call discussing its results for the fiscal quarter ending September 30, 2004. A copy of the text of this conference call is attached hereto as Exhibit 99.2.

     The conference call contained the following sentence that may be considered to have non-GAAP Financial Information as contemplated by SEC Regulation G, Rule 100:

“Operating expenses excluding intangible amortization, the restructuring charge and ESPP expense totaled $14.6 million, up about $100 thousand from last quarter.”

     Accordingly, we are providing the following table, which reconciles the information to the corresponding GAAP-based measure presented in our Consolidated Statements of Operations in the accompanying press release. Management believes the presentation of these non-GAAP financial measures, in connection with the results of the fiscal quarter ended September 30, 2004, provides useful information to investors regarding our results of operations as these non-GAAP financial measures allow investors to better evaluate ongoing business performance and factors that influenced performance during the period under report. Management also uses these non-GAAP measures internally to monitor performance of business. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.

Reconciliation of reported operating expenses to GAAP operating expenses (in thousands):

	Three Months Ended
	September 30, 2004	June 30, 2004
Operating Expenses (GAAP):	$15,710	$15,334
Less: Intangible amortization	(515)	(515)
Less: ESPP expense	(154)	(356)
Less: Restructuring and other charges	(428)	—

Comparable operating expenses:	$14,613	$14,463

Item 2.05. Costs Associated with Exit or Disposal Activities

     On October 27, 2004, RadiSys Corporation determined that it expects to eliminate approximately 55 to 65 positions during the fourth quarter of 2004 and to record a restructuring charge in the fourth quarter of 2004 to continue its alignment of skills required to develop, market, sell, and support more advanced embedded platforms and solutions. The company expects the workforce reduction to be completed by March 31, 2005. The expected restructuring will also include a reduction in the Company’s internal manufacturing operations given the positive progress by the Company on its global manufacturing outsourcing initiative. The restructuring charge is expected to include severance expense for 55 to 65 employees and is estimated to be between $1.0 million to $1.5 million, which will be paid out in the fourth quarter of 2004 and the first quarter of 2005.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are furnished with this report on Form 8-K:

Exhibit
Number	Description
99.1	Press Release, dated October 28, 2004

99.2	Text of conference call held October 28, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION an Oregon corporation
Date: November 2, 2004	By:	/s/ Brian Bronson
	Name:	Brian Bronson
	Title:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated October 28, 2004

99.2	Text of conference call held October 28, 2004